UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2013

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Background—Consummation of Archstone Transaction

On February 27, 2013, ERP Operating Limited Partnership (“ERP”), AvalonBay Communities, Inc. (“AVB”), and certain of their respective subsidiaries completed their previously-announced acquisition (the “Archstone Acquisition”) from Archstone Enterprise LP (“Enterprise”) and its affiliates, of all of the assets of Enterprise (including interests in various entities affiliated with Enterprise), constituting a portfolio of apartment properties and other assets (the “Archstone Portfolio”), pursuant to an Asset Purchase Agreement (the “Purchase Agreement”), dated as of November 26, 2012, by and among Equity Residential (“EQR” and together with ERP, the “Company”), ERP, AVB, Lehman Brothers Holdings Inc. (“LBHI”) and Enterprise. A copy of the Purchase Agreement was filed previously as Exhibit 2.1 to the Current Report on Form 8-K filed by EQR and ERP on November 26, 2012. As a result of the Archstone Acquisition, the Company owns assets representing approximately 60% of the Archstone Portfolio and AVB owns assets representing approximately 40% of the Archstone Portfolio.

Pursuant to the Archstone Transaction, the Company has acquired directly or indirectly, 71 wholly-owned, stabilized properties consisting of 20,160 apartment units, two additional partially owned and unconsolidated stabilized properties consisting of 768 apartment units, three master-leased properties containing 853 apartment units, four projects in various stages of construction for 964 apartment units and fourteen land sites for the potential development of approximately 4,318 apartment units.

The table below provides details by region for the stabilized, wholly-owned, unconsolidated and master-leased properties the Company has acquired:

Property	Location	Apartment Units	Average (1) Rental Rate	Year of Construction(2)
Washington D.C. Metro
Alban Towers	Washington, DC	229	$3,037	1934
Cleveland House	Washington, DC	214	$2,607	1953
Archstone Connecticut Heights	Washington, DC	518	$1,900	1974
Park Connecticut	Washington, DC	142	$2,986	2000
The Flats at Dupont Circle	Washington, DC	306	$2,780	1967
Archstone Van Ness	Washington, DC	625	$2,318	1970
Archstone 2501 Porter	Washington, DC	202	$2,602	1988
Calvert Woodley	Washington, DC	136	$2,854	1962
Archstone Dupont Circle	Washington, DC	120	$2,105	1961
Archstone Wisconsin Place(3)	Chevy Chase, MD	432	$3,430	2009
Westchester at the Pavilions	Waldorf, MD	491	$1,791	2009
Westchester Rockville Station	Rockville, MD	192	$2,052	2009
Old Town Gaithersburg Station	Gaithersburg, MD	389	$1,433	2013
Archstone 2201 Wilson	Arlington, VA	219	$2,725	2000
Archstone Columbia Crossing	Arlington, VA	247	$2,182	1991
Archstone Courthouse Plaza	Arlington, VA	396	$2,595	1990
Crystal Place	Arlington, VA	181	$2,519	1986
Archstone Crystal Towers	Arlington, VA	912	$2,496	1967
Archstone Lofts 590	Arlington, VA	212	$2,508	2005
Archstone Fairchase	Fairfax, VA	392	$1,914	2007
Oakwood Crystal City(4)	Arlington, VA	162	N/A	1987
Archstone Pentagon City	Arlington, VA	298	$2,394	1990
Archstone Rosslyn	Arlington, VA	314	$2,677	2003
Archstone Virginia Square	Arlington, VA	231	$2,901	2002
Water Park Towers	Arlington, VA	362	$2,655	1989

Subtotal—Washington D.C. Metro		7,922	$2,423

Property	Location	Apartment Units	Average (1) Rental Rate	Year of Construction(2)
San Francisco Bay Area
Archstone Cupertino	Cupertino, CA	311	$2,625	1998
Archstone Emerald Park	Dublin, CA	324	$2,187	2000
Archstone Emeryville	Emeryville, CA	261	$2,051	1994
Archstone Santa Clara	Santa Clara, CA	450	$2,156	2000
Archstone Fremont Center	Fremont, CA	322	$2,213	2002
Archstone Hacienda	Pleasanton, CA	540	$2,116	2000
Archstone Mountain View	Mountain View, CA	180	$2,154	1965
Archstone Redwood Shores	Redwood City, CA	304	$2,518	1986
Harborside	Redwood City, CA	149	$2,576	1986
Archstone San Mateo	San Mateo, CA	575	$2,925	2001
Archstone Sausalito	Sausalito, CA	198	$2,162	1978
Archstone South Market	San Francisco, CA	410	$3,808	1986
Archstone South San Francisco	S. San Francisco, CA	360	$2,500	2007

Subtotal—San Francisco Bay Area		4,384	$2,508
Seattle
Archstone Belltown	Seattle, WA	360	$1,745	1949
Archstone Elliott Bay	Seattle, WA	147	$1,851	1992
Archstone Bellevue	Bellevue, WA	191	$1,771	1998
Archstone Redmond Court	Bellevue, WA	206	$1,457	1977

Subtotal—Seattle		904	$1,702
Southern California
Archstone Agoura Hills	Agoura Hills, CA	178	$1,836	1985
Archstone Glendale	Glendale, CA	264	$2,220	1988
Archstone Playa Del Rey	Playa Del Rey, CA	354	$2,449	2004
Citrus Suites	Santa Monica, CA	70	$2,927	1978
Broadway	Santa Monica, CA	101	$2,533	2001
Promenade	Santa Monica, CA	58	$2,858	1934/2001
Archstone Ventura	Ventura, CA	192	$1,921	2002
Archstone Westside	Los Angeles, CA	204	$2,572	2004
Breakwater at Marina Del Rey	Marina Del Rey, CA	224	$3,322	1964/1969/2013
Archstone Marina Del Rey	Marina Del Rey, CA	623	$2,887	1973
Oakwood Marina Del Rey(4)	Marina Del Rey, CA	597	N/A	1969
Archstone Del Mar Heights	San Diego, CA	168	$2,013	1986
Archstone Encinitas	Encinitas, CA	120	$2,216	2002

Subtotal—Southern California		3,153	$2,518
Boston
Archstone Avenir	Boston, MA	241	$3,983	2009
Archstone Boston Common	Boston, MA	420	$4,282	2006
Archstone Cambridge Park	Cambridge, MA	312	$2,858	2002
Archstone Cronin’s Landing	Waltham, MA	281	$2,850	1998
Archstone Kendall Square	Cambridge, MA	186	$3,389	1998
Oakwood Boston(4)	Boston, MA	94	N/A	1901
Archstone Quarry Hills	Quincy, MA	316	$2,587	2006
Archstone Watertown Square	Watertown, MA	134	$2,695	2005

Subtotal—Boston		1,984	$3,312
New York Metro
Archstone 101 West End	New York, NY	503	$4,173	2000
Archstone Brooklyn Heights	Brooklyn, NY	192	$4,185	2000
Archstone Camargue	New York, NY	260	$3,920	1976
Archstone Chelsea	New York, NY	266	$4,446	2003

Property	Location	Apartment Units	Average (1) Rental Rate	Year of Construction(2)
Archstone East 39th	New York, NY	254	$3,672	2001
Archstone Hoboken	Hoboken, NJ	301	$3,734	2000
West 96th/Key West	New York, NY	207	$5,016	1987
Archstone Murray Hill	New York, NY	270	$4,690	1974
The Westmont	New York, NY	163	$5,075	1986
Archstone West 54th	New York, NY	222	$3,375	2001

Subtotal—New York Metro		2,638	$4,187
Southern Florida
Archstone Delray Beach	Delray Beach, FL	196	$1,402	1999

Subtotal—Southern Florida		196	$1,402
All Other Markets
Archstone Desert Harbor	Peoria, AZ	264	$905	2001
Waterton Tenside(3)	Atlanta, GA	336	$1,400	2009

Subtotal—All Other Markets		600	$1,189

Total – All Markets		21,781	$2,681

(1)	Average rental rate is defined as total rental revenues budgeted for the first year of the Company’s operations (March 2013 through February 2014) divided by the weighted average occupied apartment units anticipated for the period.
(2)	Represents the date that construction of the property was originally completed or substantially redeveloped.
(3)	Represents an unconsolidated stabilized property.
(4)	Represents a master-leased property. Due to the master lease, average rental rates are not applicable and are not included in the market subtotals and total.

In addition, the Company and AVB have acquired interests in certain assets and liabilities of Enterprise through the unconsolidated joint ventures between the Company and AVB (as described in more detail below).

The consideration paid by the Company in connection with the Archstone Acquisition consisted of: (i) cash in the amount of $2,016,000,000 (the “Cash Purchase Price”), (ii) 34,468,085 common shares of beneficial interest of EQR (the “Shares”), and (iii) the assumption of approximately 60% of all of the liabilities related to the Archstone Portfolio (other than certain liabilities as described more fully in the Purchase Agreement, including liabilities relating to certain ongoing litigation and certain transaction expenses). The Cash Purchase Price was financed through a combination of cash on-hand, available borrowings under ERP’s revolving credit facility and term loan facility (as described in more detail under Item 2.03 below) and proceeds from the disposition of non-core apartment assets. The aggregate estimated consideration paid by the Company in connection with the Archstone Acquisition was approximately $9.0 billion (including assumed debt and the value of the Shares based on the closing price of EQR common shares on February 26, 2013). A total of $2.0 billion of Enterprise secured mortgage principal was paid off in conjunction with the closing of the Archstone Acquisition.

Registration Rights Agreement

On February 27, 2013, in connection with the Archstone Acquisition, EQR, Enterprise and LBHI entered into a Registration Rights Agreement, pursuant to which EQR has agreed to file, on or before March 9, 2013, a shelf registration statement registering for resale the Shares, and EQR has granted Enterprise and LBHI the right to sell the Shares in up to two underwritten offerings pursuant to the shelf registration statement per 12-month period, subject to certain exceptions. The Registration Rights Agreement also provides Enterprise and LBHI with certain customary demand registration rights and piggyback registration rights, subject to the limitations set forth therein.

Shareholders Agreement

On February 27, 2013, in connection with the Archstone Acquisition, EQR, Enterprise and LBHI entered into a Shareholders Agreement, which, among other things, restricts Enterprise, LBHI and certain affiliates receiving Shares (the “LBHI Parties”) from transferring any of the Shares until April 26, 2013, imposes conditions on certain transfers after April 26, 2013, imposes customary standstill restrictions on the LBHI Parties (including, among other things, prohibiting the LBHI Parties’ ability to acquire voting securities of EQR, facilitate any change in control transaction involving EQR, or seek to control or influence the board of trustees of EQR) and imposes certain voting requirements on the LBHI Parties, including the requirement, during the first year after closing, to vote all Shares in accordance with the recommendations of the board of trustees (subject to certain exceptions for “extraordinary transactions”) and, so long as they own in the aggregate more than 5% of the outstanding common shares of EQR, to subsequently vote all Shares in accordance with the recommendation of EQR’s board of trustees with respect to: (i) elections of trustees, (ii) compensation matters, and (iii) amendments to EQR’s declaration of trust to increase the authorized capital stock, and with respect to shareholder proposals, to vote all Shares either proportionally in accordance with the votes of other shareholders, or in accordance with the recommendation of EQR’s board of trustees.

Joint Venture Agreements

On February 27, 2013, in connection with the Archstone Acquisition, subsidiaries of each of the Company and AVB entered into three limited liability company agreements (collectively, the “Residual JV”) through which they acquired from Enterprise certain properties and other assets that do not fit the Company’s or AVB’s core strategy or asset class, including Enterprise’s interests in certain joint ventures, interests in its German portfolio, options with respect to certain development land parcels, certain loans, subsidiaries which employ certain of its employees, insurance policies, licenses, contracts and other miscellaneous assets such as commercial leases and corporate office equipment. Residual JV currently plans to divest or otherwise wind up these assets over time, subject to market conditions, and therefore, these assets are held for sale. The respective percentage interests of the subsidiaries of each of the Company and AVB in the Residual JV are 60% and 40%, respectively, and the parties will jointly control the Residual JV.

In connection with the Archstone Acquisition, the Residual JV also assumed or succeeded to various employment-related liabilities of Enterprise, including certain severance obligations and accrued bonuses, and various other liabilities of Enterprise and assumed or succeeded to responsibility for the defense (or pursuit) of certain existing or future litigation and claims related to Enterprise and its affiliates. In general, the Residual JV assumed or succeeded to all third party claims, litigation and liabilities related to Enterprise and its affiliates arising from pre-closing events, subject to certain special exceptions for liabilities that principally relate to the physical condition of the assets acquired directly by the Company or AVB, which will remain the sole responsibility of the Company or AVB, as applicable, and for liabilities arising from certain ongoing litigation which will remain the responsibility of LBHI and Enterprise.

On February 27, 2013, in connection with the Archstone Acquisition, AVB and a subsidiary of the Company entered into a limited liability company agreement governing Legacy Holdings JV, LLC (the “Legacy JV”), through which they acquired common interests in Archstone, a Maryland real estate investment trust (“Archstone”). Archstone and its affiliated entities have outstanding preferred interests with an aggregate liquidation preference of approximately $173.7 million, of which approximately $102.7 million are subject to redemption at the election of the holders of such interests. Archstone has previously entered into tax protection arrangements with the holders of certain of its preferred interests, which arrangements will restrict the ability of the Company to dispose of certain of the properties contributed to a Company subsidiary by an Archstone affiliate or to refinance certain indebtedness without making payments to the holders of such preferred interests. As part of the Archstone Acquisition, the Company and AVB have agreed with LBHI and Enterprise to cause, on a pro rata basis, Archstone to have sufficient funds available to honor its redemption obligations and to make any payments under its tax protection arrangements, when they may become due.

Federal National Mortgage Association Master Credit Facility Agreement and Related Notes

On February 27, 2013, subsidiaries of the Company entered into a Master Credit Facility Agreement and related notes with Federal National Mortgage Association (“Fannie Mae”) pursuant to which the Company’s subsidiaries assumed a portion (approximately $2.2 billion) of Enterprise’s indebtedness with Fannie Mae and modified the terms of such indebtedness (the “Fannie Mae Loan”). As assumed and modified, the Fannie Mae Loan is divided into two separate loan pools which we refer to as Pools 3 and 4. The properties securing Pools 3 and 4 are not cross-collateralized or cross-defaulted across the pools. See the discussion in Item 2.03 below regarding the Fannie Mae Loan pools.

The descriptions of the agreements described above do not purport to be complete and are qualified in their entirety by reference to such agreements, which are attached hereto as Exhibits 10.1 through 10.9 to this Current Report on Form 8-K and which are incorporated herein by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information under Item 1.01 above under the heading “Background—Consummation of Archstone Transaction” is incorporated into this Item 2.01 by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

As part of the Archstone Acquisition, on February 27, 2013, the Company assumed the following consolidated Enterprise debt:

Property Pool	Estimated Outstanding Balance (in millions)	Estimated Mark-to- Market Premium/ (Discount) (in millions)	Estimated Total Including Mark-to- Market (in millions)	Contractual Interest Rate	Maturity Date	Collateral # of Properties
Fannie Mae Pool 3	$1,266	$157	$1,423	6.256%	11/1/2017	14
Fannie Mae Pool 4	963	42	1,005	5.883%	11/1/2014	15

Subtotal Fannie Mae Loan Pools	2,229	199	2,428			29
101 West End	126	(21)	105	SIFMA + 0.874%	5/1/2031	1
Chelsea	96	(13)	83	SIFMA + 1.342%	11/1/2036	1
East 39th	70	(10)	60	SIFMA + 1.169%	11/1/2031	1
West 54th	55	(5)	50	SIFMA + 1.495%	8/1/2032	1

Subtotal Tax Exempt Bonds	347	(49)	298			4
Avenir	103	(7)	96	(1)	(1)	1
Breakwater at Marina Del Rey	27	—	27	LIBOR + 1.75%	9/1/2014	1

Property Pool	Estimated Outstanding Balance (in millions)	Estimated Mark-to- Market Premium/ (Discount) (in millions)	Estimated Total Including Mark-to- Market (in millions)	Contractual Interest Rate	Maturity Date	Collateral # of Properties
Old Town Gaithersburg Station	84	17	101	5.20%	4/1/2053	1

Subtotal Other	214	10	224			3

Total Consolidated Enterprise Debt Assumed	$2,790	$160	$2,950			36

(1)	Avenir consists of a first mortgage totaling $102.3 million with an interest rate of 3.12% maturing on 9/1/2022 and a second mortgage totaling $0.9 million with an interest rate of 0.10% maturing on 5/1/2061.

The Company also acquired unconsolidated joint venture interests in certain assets of Enterprise that are subject to the following debt, which will not be consolidated by the Company:

	At 100%			At Share
Property Pool	Estimated Outstanding Balance (in millions)	Estimated Mark-to- Market Premium/ (Discounts) (in millions)	Estimated Total Including Mark-to- Market (in millions)	Estimated Total Including Mark-to- Market (in millions)	Contractual Interest Rate	Maturity Date	% Ownership
Wisconsin Place	$152	$8	$160	$120	3.16%	8/1/2022	75%
Tenside	31	—	31	6	3.66%	12/1/2018	20%
San Norterra	15	—	15	13	LIBOR + 2.25%	1/1/2015	85%

Total Unconsolidated Debt	$198	$8	$206	$139

As part of the financing for the Archstone Acquisition, on February 27, 2013, the Company borrowed $1.6 billion under its $2.5 billion unsecured revolving credit agreement and borrowed $750 million under its delayed draw term loan facility. The terms of the unsecured revolving credit agreement and delayed draw term loan facility are described more fully in the Current Report on Form 8-K filed by the Company on January 15, 2013, which Current Report is incorporated herein by reference (other than information furnished pursuant to Item 7.01 thereof).

The information under Item 1.01 above under the heading “Joint Venture Agreements” is incorporated into this Item 2.03 by reference.

ITEM 7.01	REGULATION FD DISCLOSURE.

On February 27, 2013, the Company issued a press release announcing the closing of the Archstone Acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, and other statements that the Company may make, including statements about the benefits of the acquisition of the Archstone Portfolio, may contain forward-looking statements that involve numerous risks and uncertainties. The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, including, without limitation, statements regarding the management of the Company’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the Company’s results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither the Company nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the Company’s control. These factors include, at a minimum: changes in laws or regulations; failure of the investment in the Archstone Portfolio to perform as expected; inability to influence the operations and control of any portions of the Archstone Portfolio held in a joint venture; and changes in general economic conditions. The Company does not undertake any obligation (and the Company expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information, please refer to the Company’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

The financial information required by this Item 9.01 is not being filed herewith. It will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01 is not being filed herewith. It will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit Number	Description

10.1	Registration Rights Agreement, dated February 27, 2013, by and between Equity Residential, Archstone Enterprise LP and Lehman Brothers Holdings Inc.

10.2	Shareholders Agreement, dated February 27, 2013, by and among Equity Residential, Archstone Enterprise LP and Lehman Brothers Holdings Inc.

10.3	Archstone Residual JV, LLC Limited Liability Company Agreement

10.4	Archstone Parallel Residual JV, LLC Limited Liability Company Agreement

10.5	Archstone Parallel Residual JV 2, LLC Limited Liability Company Agreement

10.6	Legacy Holdings JV, LLC Limited Liability Company Agreement

10.7	Master Credit Facility Agreement, dated February 27, 2013, by and among Federal National Mortgage Association and ASN Santa Monica LLC, et al.

10.8	Amended and Restated Fixed Loan Note (Collateral Pool 3), dated February 27, 2013, executed by ASN Santa Monica LLC, et al. in favor of Federal National Mortgage Association

10.9	Amended and Restated Fixed Loan Note (Collateral Pool 4), dated February 27, 2013, executed by Archstone Playa Del Rey LLC, et al. in favor of Federal National Mortgage Association

99.1	Press Release dated February 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: February 27, 2013	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President and General Counsel

ERP OPERATING LIMITED PARTNERSHIP

By: Equity Residential, its general partner

Date: February 27, 2013	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Registration Rights Agreement, dated February 27, 2013, by and between Equity Residential, Archstone Enterprise LP and Lehman Brothers Holdings Inc.

10.2	Shareholders Agreement, dated February 27, 2013, by and among Equity Residential, Archstone Enterprise LP and Lehman Brothers Holdings Inc.

10.3	Archstone Residual JV, LLC Limited Liability Company Agreement

10.4	Archstone Parallel Residual JV, LLC Limited Liability Company Agreement

10.5	Archstone Parallel Residual JV 2, LLC Limited Liability Company Agreement

10.6	Legacy Holdings JV, LLC Limited Liability Company Agreement

10.7	Master Credit Facility Agreement, dated February 27, 2013, by and among Federal National Mortgage Association and ASN Santa Monica LLC, et al.

10.8	Amended and Restated Fixed Loan Note (Collateral Pool 3), dated February 27, 2013, executed by ASN Santa Monica LLC, et al. in favor of Federal National Mortgage Association

10.9	Amended and Restated Fixed Loan Note (Collateral Pool 4), dated February 27, 2013, executed by Archstone Playa Del Rey LLC, et al. in favor of Federal National Mortgage Association

99.1	Press Release dated February 27, 2013